UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21820

Eaton Vance Credit Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	April 30, 2007

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Annual Report April 30, 2007

EATON VANCE
CREDIT
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Credit Opportunities Fund as of April 30, 2007

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Period

•                  Based on share price, Eaton Vance Credit Opportunities Fund (the “Fund”), a closed-end fund traded on the New York Stock Exchange, had a total return of 18.99% for the period from inception on May 30, 2006, through April 30, 2007. That return was the result of an increase in share price to $20.92 on April 30, 2007, from $19.10 (offering price of $20 per share, less all commissions) on May 30, 2006, and the reinvestment of $1.598 in dividends.(1)

•                  Based on net asset value (NAV), the Fund had a total return of 10.23% for the period from inception on May 30, 2006, through April 30, 2007. That return was the result of an increase in NAV to $19.38 on April 30, 2007, from $19.10 (offering price of $20 per share, less all commissions) on May 30, 2006, and the reinvestment of $1.598 in dividends.(1)

•                  Based on the Fund’s most recent dividend and a closing share price of $20.92 on April 30, 2007, the Fund had a market yield of 9.18%.(2)

•                  For performance comparison, the S&P/LSTA Leveraged Loan Index, an unmanaged index of U.S. dollar-denominated leveraged loans, had a total return of 6.65% for the period from the Fund’s inception on May 30, 2006, through April 30, 2007.(3)

The Fund’s Investments

•                  The Fund’s loan investments included 163 borrowers at April 30, 2007, with no industry constituting more than 9.0% of the Fund’s total investments. Business equipment and services, cable and satellite television, health care, automotive and chemicals and plastics were the largest industry weightings.(4)

•                  In the year ended April 30, 2007, despite record new loan issuance, demand exceeded loan supply. The technical imbalance resulted in loans repricing at slightly lower credit spreads. In addition, certain large new issues came to market with fewer financial covenants. However, despite this fact, management notes that the chief determinants of the loan asset class’s long-term performance – seniority and security – remain in place.

•                  The Fund had a 37.6% weighting in second lien bank loans – senior floating-rate loans that, in the event of bankruptcy, are paid after first lien lenders but before bondholders and general creditors. With LIBOR – the London Inter-Bank Offered Rate and the benchmark over which loan rates are set – offering a significant spread over 10-year Treasury yields, second lien loans remained, in the view of management, more attractive than high-yield bonds.

•                  The Fund’s 18.7% investment in high-yield bonds contributed to performance during the period ended April 30, 2007, although, with yield spreads at historically low levels, the Fund’s bond investments remained focused on shorter-maturity securities, while avoiding overleveraged new issues.

•                  The Fund had a 24% exposure in European loans at April 30, 2007. European issuance continued to grow and represented further opportunities for diversification. For example, while there may be concerns about a slowing U.S. economy, the Fund benefited from loans to companies operating in the relatively robust U.K. and German economies. All of the Fund’s non-dollar-denominated investments were hedged to help protect against foreign currency risk.

•                  At April 30, 2007, the Fund had leverage in the amount of approximately 37.4% of the Fund’s total assets. The Fund employs leverage though the issuance of Auction Preferred Shares (“APS”) and participation in a line of credit.(5) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s APS and borrowings rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Fund’s APS and borrowings may be offset by increased/decreased income from the Fund’s senior loan investments.

(1).Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its participation in a line of credit. Absent an expense waiver by the investment adviser, returns would be lower. Share price and net asset value on May 30, 2006 were calculated assuming a purchase price of $20.00 less the sales load of $0.90 per share paid by the shareholder.

(2).The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3).It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Fund, the Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

(4).Holdings and industry weightings are subject to change due to active management.

(5 In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Credit Opportunities Fund a s of April 30, 2007

PERFORMANCE

Performance(1)

Cumulative Total Return (by share price, NYSE)
Life of Fund (5/30/06)	18.99%

Cumulative Total Return (at net asset value)
Life of Fund (5/30/06)	10.23%

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its participation in a line of credit. Absent an expense waiver by the investment adviser, the returns would be lower. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by industries(2)

By total investments

Business Equip.& Services	8.5%
Cable & Satellite Television	5.9
Health Care	5.9
Automotive	5.8
Chemicals & Plastics	5.4
Leisure Goods/Activities/Movies	5.3
Oil & Gas	4.7
Food Products	4.4
Publishing	4.2
Building & Development	4.2
Telecommunications	4.0
Radio & Television	3.8
Lodging & Casinos	3.8
Industrial Equipment	3.6
Containers & Glass Products	3.3
Electronics/Electrical	2.9
Financial Intermediaries	2.3
Nonferrous Metals/Minerals	2.1
Utilities	2.0
Aerospace & Defense	1.8%
Retailers (Except Food & Drug)	1.7
Ecological Services & Equip.	1.6
Home Furnishings	1.6
Food Service	1.6
Air Transport	1.4
Conglomerates	1.2
Surface Transport	1.2
Clothing/Textiles	1.2
Drugs	1.0
Food/Drug Retailers	0.8
Cosmetics/Toiletries	0.5
Farming/Agriculture	0.5
Forest Products	0.5
Insurance	0.5
Equipment Leasing	0.4
Beverage & Tobacco	0.3
Broker/Dealer/Investment	0.1
Rail Industries	0.1

(2) Reflects the Fund’s investments as of April 30, 2007. Industries are shown as a percentage of the Fund’s total investments. Portfolio information may not be representative of current or future investments and may change due to active management.

Fund Allocation(3)

By total investments

(3) Fund allocations are shown as a percentage of the Fund’s total investments, which represent 156.3% of the Fund’s net assets as of April 30, 2007. Fund statistics may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS

	Senior, Floating Rate Interests — 125.7%(1)
	Principal Amount	Borrower/Tranche Description	Value
	Aerospace and Defense — 2.7%
	Avio Holding Spa
EUR	700,000	Term Loan, 8.10%, Maturing June 13, 2015	$980,502
	Evergreen International Aviation
	701,172	Term Loan, 8.83%, Maturing October 31, 2011	705,554
	Forgins International Holdings
	951,950	Term Loan, 9.33%, Maturing February 11, 2015	974,262
	Wesca Aircraft Hardware Corp.
	1,000,000	Term Loan, 11.10%, Maturing September 29, 2014	1,023,333
			$3,683,651
	Air Transport — 2.2%
	Airport Development and Investment
GBP	1,000,000	Term Loan, 9.49%, Maturing April 7, 2011	$2,013,099
	Northwest Airlines, Inc.
	1,000,000	DIP Loan, 7.32%, Maturing August 21, 2008	1,004,688
			$3,017,787
	Automotive — 5.8%
	AxleTech International Holding, Inc.
	$909,091	Term Loan, 11.85%, Maturing April 21, 2013	$918,182
	Dana Corp.
	1,000,000	Term Loan, 7.88%, Maturing March 30, 2008	1,003,359
	Dayco Products, LLC
	1,000,000	Term Loan, 11.10%, Maturing December 31, 2011	1,012,500
	Ford Motor Co.
	399,000	Term Loan, 8.36%, Maturing December 15, 2013	402,205
	Goodyear Tire & Rubber Co.
	2,000,000	Term Loan, 8.82%, Maturing March 1, 2011	2,012,000
	Keystone Automotive Operations, Inc.
	199,500	Term Loan, 8.54%, Maturing January 12, 2012	199,251
	R.J. Tower Corp.
	1,000,000	DIP Revolving Loan, 9.94%, Maturing August 2, 2007	999,196
	TriMas Corp.
	281,250	Term Loan, 8.07%, Maturing August 2, 2011	285,117
	1,212,656	Term Loan, 8.12%, Maturing August 2, 2013	1,229,330
			$8,061,140
	Beverage and Tobacco — 0.5%
	Liberator Midco Ltd.
GBP	344,017	Term Loan, 13.44%, Maturing October 27, 2016	$710,629
			$710,629

	Principal Amount	Borrower/Tranche Description	Value
	Building and Development — 5.9%
	Building Materials Corp. of America
	$349,125	Term Loan, 8.19%, Maturing February 22, 2014	$347,641
	Hovstone Holdings, LLC
	702,956	Term Loan, 7.09%, Maturing February 28, 2009	692,412
	LNR Property Corp.
	1,000,000	Term Loan, 8.11%, Maturing July 3, 2011	1,006,964
	Panolam Industries Holdings, Inc.
	1,503,832	Term Loan, 8.10%, Maturing September 30, 2012	1,508,531
	PLY GEM Industries, Inc.
	433,791	Term Loan, 8.10%, Maturing August 15, 2011	434,062
	16,209	Term Loan, 8.10%, Maturing August 15, 2011	16,219
	Realogy Corp.
	159,091	Term Loan, 8.32%, Maturing September 1, 2014	159,915
	590,909	Term Loan, 8.35%, Maturing September 1, 2014	593,969
	Rubicon GSA II, LLC
	1,000,000	Term Loan, 8.09%, Maturing July 3, 2008	1,000,000
	TE / Tousa Senior, LLC
	500,000	Term Loan, 11.75%, Maturing August 1, 2008	496,666
	TRU 2005 RE Holding Co.
	1,000,000	Term Loan, 8.32%, Maturing December 9, 2008	1,009,219
	United Subcontractors, Inc.
	1,000,000	Term Loan, 12.62%, Maturing June 27, 2013	984,583
			$8,250,181
	Business Equipment and Services — 11.3%
	Allied Security Holdings, LLC
	$981,818	Term Loan, 8.35%, Maturing June 30, 2010	$994,091
	Audatex North America, Inc.
EUR	1,000,000	Term Loan, 9.36%, Maturing January 13, 2013	1,383,515
	FR Brand Acquisition Corp.
	1,000,000	Term Loan, 11.38%, Maturing February 7, 2015	1,010,625
	Intergraphi Corp.
	1,000,000	Term Loan, 11.36%, Maturing November 29, 2014	1,021,250
	Language Line, Inc.
	528,901	Term Loan, 8.60%, Maturing June 11, 2011	534,108
	Mitchell International, Inc.
	1,000,000	Term Loan, 10.63%, Maturing March 28, 2015	1,015,000
	N.E.W. Holdings I, LLC
	1,000,000	Term Loan, 12.35%, Maturing February 8, 2014	1,016,250
	Nielsen Finance, LLC
	995,000	Term Loan, 7.61%, Maturing August 9, 2013	1,004,847
	Quantum Corp.
	500,000	Term Loan, 13.60%, Maturing August 22, 2013	498,125
	Quintiles Transnational Corp.
	1,000,000	Term Loan, 9.35%, Maturing March 31, 2014	1,015,417

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
RiskMetrics Group Holdings, LLC
	$500,000	Term Loan, 10.85%, Maturing July 11, 2014	$509,063
RMK Acquisition Corp. (Aramark)
	56,098	Term Loan, 5.20%, Maturing January 26, 2014	56,426
	782,964	Term Loan, 7.48%, Maturing January 26, 2014	787,546
Sitel (Client Logic)
	243,365	Term Loan, 7.82%, Maturing January 29, 2014	245,190
TDS Investor Corp.
	906,224	Term Loan, 7.85%, Maturing August 23, 2013	915,183
	89,222	Term Loan, 7.85%, Maturing August 23, 2013	90,104
Telcordia Technologies, Inc.
	1,979,798	Term Loan, 8.11%, Maturing September 15, 2012	1,960,000
West Corp.
	573,563	Term Loan, 7.75%, Maturing October 24, 2013	578,366
Worldspan, L.P.
	1,000,000	Term Loan, 12.35%, Maturing December 7, 2014	1,006,875
			$15,641,981
Cable and Satellite Television — 7.3%
Atlantic Broadband Finance, LLC
	$748,117	Term Loan, 7.60%, Maturing February 10, 2011	$756,767
Casema
EUR	1,000,000	Term Loan, 8.11%, Maturing May 14, 2016	1,398,747
Cequel Communications, LLC
	1,110,860	Term Loan, 11.36%, Maturing May 5, 2014	1,157,873
NTL Investment Holdings, Ltd.
GBP	1,000,000	Term Loan, 8.48%, Maturing March 3, 2013	2,059,378
Orion Cable GMBH
EUR	375,000	Term Loan, 6.62%, Maturing October 31, 2014	516,945
EUR	375,000	Term Loan, 7.22%, Maturing October 31, 2015	519,352
Persona Communications Corp.
	1,000,000	Term Loan, 11.35%, Maturing April 12, 2014	1,019,375
PKS Media (Netherlands) B.V.
EUR	1,000,000	Term Loan, 6.34%, Maturing October 5, 2013	1,369,449
EUR	1,000,000	Term Loan, 6.84%, Maturing October 5, 2014	1,374,696
			$10,172,582
Chemicals and Plastics — 8.0%
AZ Chem US, Inc.
	$500,000	Term Loan, 10.86%, Maturing February 28, 2014	$507,500
Brenntag Holding GmbH and Co. KG
	2,000,000	Term Loan, 11.89%, Maturing December 23, 2015	2,045,938
Cognis Deutschland Eins GmbH
	500,000	Term Loan, 10.14%, Maturing November 11, 2009	508,750

Principal Amount		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
First Chemical Holding
EUR	500,000	Term Loan, 6.37%, Maturing December 18, 2014(2)	$690,265
EUR	500,000	Term Loan, 6.87%, Maturing December 18, 2015(2)	692,966
Foamex International, Inc.
	750,000	Term Loan, 10.11%, Maturing February 12, 2014	762,188
INEOS Group
EUR	2,000,000	Term Loan, 7.77%, Maturing December 14, 2012	2,787,442
Lucite International Group Holdings
	734,905	Term Loan, 8.07%, Maturing July 7, 2013	744,091
	259,542	Term Loan, 8.07%, Maturing July 7, 2013(2)	262,786
Momentive Performance Material
	299,250	Term Loan, 7.63%, Maturing December 4, 2013	301,151
Solo Cup Co.
	750,000	Term Loan, 11.57%, Maturing March 31, 2012	768,047
Solutia, Inc.
	1,000,000	DIP Loan, 8.36%, Maturing March 31, 2008	1,011,888
			$11,083,012
Clothing / Textiles — 0.7%
Hanesbrands, Inc.
	$1,000,000	Term Loan, 9.11%, Maturing March 5, 2014	$1,025,781
			$1,025,781
Conglomerates — 1.7%
Affinion Group, Inc.
	$935,897	Term Loan, 7.86%, Maturing October 17, 2012	$944,554
Johnson Diversey, Inc.
	450,316	Term Loan, 7.86%, Maturing December 16, 2011	456,320
Polymer Group, Inc.
	989,975	Term Loan, 7.59%, Maturing November 22, 2012	992,760
			$2,393,634
Containers and Glass Products — 4.1%
Bluegrass Container Co.
	$484,848	Term Loan, 10.32%, Maturing December 30, 2013	$494,788
	1,515,152	Term Loan, 10.32%, Maturing December 30, 2013	1,546,212
Consolidated Container Co.
	1,000,000	Term Loan, 10.86%, Maturing September 28, 2014	995,000
JSG Acquisitions
EUR	500,000	Term Loan, 5.94%, Maturing December 31, 2014	693,090
EUR	500,000	Term Loan, 6.19%, Maturing December 31, 2014	690,025
Kranson Industries, Inc.
	696,500	Term Loan, 7.60%, Maturing July 31, 2013	699,982

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Containers and Glass Products (continued)
	Tegrant Holding Corp.
	$500,000	Term Loan, 10.85%, Maturing March 8, 2015	$505,625
			$5,624,722
	Cosmetics / Toiletries — 0.7%
	American Safety Razor Co.
	$1,000,000	Term Loan, 11.63%, Maturing July 31, 2014	$1,018,750
			$1,018,750
	Drugs — 1.6%
	Graceway Pharmaceuticals, LLC
	$1,000,000	Term Loan, 11.35%, Maturing December 29, 2012	$1,017,500
	Pharmaceutical Holdings Corp.
	200,000	Term Loan, 8.57%, Maturing January 30, 2012	200,500
	Stiefel Laboratories, Inc.
	1,000,000	Term Loan, 10.36%, Maturing June 28, 2014	1,023,750
			$2,241,750
	Ecological Services and Equipment — 2.5%
	Kemble Water Structure Ltd.
GBP	500,000	Term Loan, 9.33%, Maturing October 13, 2013	$1,010,410
	PHS Group PIC
GBP	500,000	Term Loan, 7.99%, Maturing July 5, 2010	1,004,925
GBP	500,000	Term Loan, 8.49%, Maturing July 5, 2011	1,010,862
	Synagro Technologies, Inc.
	500,000	Term Loan, 10.07%, Maturing October 2, 2014	506,562
			$3,532,759
	Electronics / Electrical — 4.4%
	Aspect Software, Inc.
	$1,000,000	Term Loan, 12.44%, Maturing July 11, 2013	$1,007,500
	Fender Musical Instruments Co.
	2,000,000	Term Loan, 11.36%, Maturing October 1, 2012	2,050,000
	Infor Enterprise Solutions Holdings
	1,307,714	Term Loan, 9.10%, Maturing July 28, 2012	1,318,830
	682,286	Term Loan, 9.10%, Maturing July 28, 2012	686,550
	Vertafore, Inc.
	1,000,000	Term Loan, 11.07%, Maturing January 31, 2012	1,000,000
			$6,062,880

Principal Amount		Borrower/Tranche Description	Value
Equipment Leasing — 0.6%
AWAS Capital, Inc.
	$875,458	Term Loan, 11.38%, Maturing March 22, 2013	$888,590
			$888,590
Farming / Agriculture — 0.7%
BF Bolthouse HoldCo, LLC
	$1,000,000	Term Loan, 10.85%, Maturing December 16, 2013	$1,014,375
			$1,014,375
Financial Intermediaries — 2.3%
Citgo III, Ltd.
	$500,000	Term Loan, 8.11%, Maturing August 3, 2013	$503,906
	500,000	Term Loan, 8.61%, Maturing August 3, 2014	505,625
E.A. Viner International Co.
	1,188,750	Term Loan, 7.85%, Maturing July 31, 2013	1,200,638
LPL Holdings, Inc.
	997,500	Term Loan, 7.85%, Maturing June 30, 2013	1,011,371
			$3,221,540
Food Products — 6.0%
Acosta, Inc.
	$992,500	Term Loan, 7.57%, Maturing July 28, 2013	$1,001,391
Advance Food Company, Inc.
	500,000	Term Loan, 9.60%, Maturing September 16, 2014	505,625
Black Lion Beverages III B.V.
EUR	2,000,000	Term Loan, 8.60%, Maturing January 24, 2016	2,797,738
Picard Surgeles S.A.
EUR	500,000	Term Loan, 6.08%, Maturing June 4, 2014	690,265
Pinnacle Foods Finance, LLC
	1,000,000	Term Loan, 8.10%, Maturing April 2, 2014	1,008,000
QCE Finance, LLC
	2,000,000	Term Loan, 11.10%, Maturing November 5, 2013	2,037,084
Ruby Acquisitions Ltd.
EUR	214,286	Term Loan, 9.44%, Maturing July 5, 2015	292,446
			$8,332,549
Food Service — 1.6%
SSP Financing, Ltd.
EUR	660,290	Term Loan, 6.32%, Maturing June 15, 2014	$911,551
EUR	145,182	Term Loan, 6.32%, Maturing June 15, 2014	200,243
EUR	660,290	Term Loan, 6.82%, Maturing June 15, 2015	915,493
EUR	145,182	Term Loan, 6.82%, Maturing June 15, 2015	201,109
			$2,228,396

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Food / Drug Retailers — 0.9%
	General Nutrition Centers, Inc.
	$250,000	Term Loan, 7.60%, Maturing September 16, 2013	$249,906
	Roundy's Supermarkets, Inc.
	990,000	Term Loan, 8.09%, Maturing November 3, 2011	999,529
			$1,249,435
	Forest Products — 0.6%
	NewPage Corp.
	$812,187	Term Loan, 7.63%, Maturing May 2, 2011	$820,309
			$820,309
	Healthcare — 6.6%
	CB Diagnostics AB
EUR	518,519	Term Loan, 7.37%, Maturing September 9, 2015	$725,192
EUR	481,481	Term Loan, 7.37%, Maturing September 9, 2016	673,393
	Emdeon Business Services, LLC
	396,351	Term Loan, 7.60%, Maturing November 16, 2013	398,580
	1,000,000	Term Loan, 10.35%, Maturing May 16, 2014	1,022,500
	Fenwal, Inc.
	750,000	Term Loan, 10.61%, Maturing August 28, 2014	757,969
	FHC Health Systems, Inc.
	888,889	Term Loan, 12.11%, Maturing June 27, 2008	915,556
	HCA, Inc.
	1,571,063	Term Loan, 7.60%, Maturing November 18, 2013	1,589,320
	HealthSouth Corp.
	987,513	Term Loan, 7.85%, Maturing March 10, 2013	995,536
	RadNet Management, Inc.
	2,000,000	Term Loan, 12.83%, Maturing November 15, 2013	2,035,000
			$9,113,046
	Home Furnishings — 2.5%
	National Bedding Co., LLC
	$1,500,000	Term Loan, 10.36%, Maturing August 31, 2012	$1,528,125
	Oreck Corp.
	997,449	Term Loan, 10.00%, Maturing February 2, 2012	972,513
	Simmons HoldCo, Inc.
	1,000,000	Term Loan, 10.65%, Maturing February 15, 2012	990,833
			$3,491,471
	Industrial Equipment — 5.5%
	Aearo Technologies, Inc.
	$1,000,000	Term Loan, 11.85%, Maturing September 24, 2013	$1,017,500

Principal Amount		Borrower/Tranche Description	Value
Industrial Equipment (continued)
Generac Acquisition Corp.
	$1,000,000	Term Loan, 11.35%, Maturing April 7, 2014	$1,000,417
Gleason Corp.
	1,000,000	Term Loan, 10.88%, Maturing December 31, 2013	1,011,250
John Maneely Co.
	989,718	Term Loan, 8.61%, Maturing December 8, 2013	992,811
PP Acquisition Corp.
EUR	994,885	Term Loan, 6.87%, Maturing November 12, 2011	1,364,558
Prysmian S.R.L.
EUR	485,321	Term Loan, 6.35%, Maturing August 22, 2014	664,944
EUR	485,322	Term Loan, 6.35%, Maturing August 22, 2015	667,783
TFS Acquisition Corp.
	995,000	Term Loan, 8.85%, Maturing August 11, 2013	1,002,463
			$7,721,726
Insurance — 0.7%
CCC Information Services Group
	$901,111	Term Loan, 7.85%, Maturing February 10, 2013	$906,462
			$906,462
Leisure Goods / Activities / Movies — 6.8%
Bombardier Recreational Product
	$911,392	Term Loan, 7.86%, Maturing June 28, 2013	$918,513
Butterfly Wendel US, Inc.
	250,000	Term Loan, 8.08%, Maturing June 22, 2013	254,050
	250,000	Term Loan, 7.83%, Maturing June 22, 2014	252,800
Carmike Cinemas, Inc.
	1,979,849	Term Loan, 8.61%, Maturing May 19, 2012	2,003,184
Red Football Ltd.
GBP	1,500,000	Term Loan, 10.66%, Maturing August 16, 2016	3,063,520
Revolution Studios Distribution Co., LLC
	1,000,000	Term Loan, 12.32%, Maturing June 21, 2015	1,010,000
Six Flags Theme Parks, Inc.
	989,822	Term Loan, 8.60%, Maturing June 30, 2009	997,658
Southwest Sports Group, LLC
	1,000,000	Term Loan, 7.88%, Maturing December 22, 2010	1,000,313
			$9,500,038
Lodging and Casinos — 3.4%
Bally Technologies, Inc.
	$1,977,583	Term Loan, 8.61%, Maturing September 5, 2009	$1,997,358

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Lodging and Casinos (continued)
	Fairmont Hotels and Resorts, Inc.
	$750,327	Term Loan, 8.57%, Maturing May 12, 2011	$756,892
	Gala Electric Casinos, Ltd.
GBP	960,547	Term Loan, 8.61%, Maturing December 12, 2014	1,951,534
			$4,705,784
	Nonferrous Metals / Minerals — 2.7%
	Euramax International, Inc.
	$1,000,000	Term Loan, 12.35%, Maturing June 28, 2013	$992,188
	Magnum Coal Co.
	90,909	Term Loan, 8.57%, Maturing March 15, 2013	91,023
	900,000	Term Loan, 8.57%, Maturing March 15, 2013	901,125
	Murray Energy Corp.
	1,022,672	Term Loan, 17.86%, Maturing August 9, 2011	1,068,692
	Thompson Creek Metals Co.
	713,876	Term Loan, 10.11%, Maturing October 26, 2012	726,369
			$3,779,397
	Oil and Gas — 3.8%
	Concho Resources, Inc.
	$1,000,000	Term Loan, 8.60%, Maturing March 27, 2012	$1,001,875
	El Paso Corp.
	325,000	Term Loan, 5.23%, Maturing July 31, 2011	326,981
	Goldking Energy Corp.
	997,500	Term Loan, 10.32%, Maturing December 20, 2011(3)	1,003,784
	Primary Natural Resources, Inc.
	1,980,000	Term Loan, 9.32%, Maturing July 28, 2010(3)	1,965,150
	Targa Resources, Inc.
	194,332	Term Loan, 5.23%, Maturing October 31, 2012	195,896
	797,571	Term Loan, 7.36%, Maturing October 31, 2012	803,989
			$5,297,675
	Publishing — 6.2%
	Mediannuaire Holding
EUR	500,000	Term Loan, 8.14%, Maturing April 10, 2016	$704,362
	Merrill Communications, LLC
	1,000,000	Term Loan, 11.82%, Maturing November 15, 2013	1,007,500
	Philadelphia Newspapers, LLC
	956,144	Term Loan, 8.10%, Maturing June 29, 2013	961,921
	Reader's Digest Association
	750,000	Term Loan, 7.38%, Maturing March 2, 2014	751,875
	Riverdeep Interactive Learning USA, Inc.
	997,483	Term Loan, 8.10%, Maturing December 20, 2013	1,005,231

Principal Amount		Borrower/Tranche Description	Value
Publishing (continued)
Springer Science+Business Media
EUR	536,240	Term Loan, 6.21%, Maturing May 5, 2011	$741,096
EUR	231,880	Term Loan, 6.59%, Maturing May 5, 2012	321,907
EUR	231,880	Term Loan, 6.59%, Maturing May 5, 2012	321,957
The Star Tribune Co.
	750,000	Term Loan, 11.34%, Maturing March 5, 2014	754,688
Xsys, Inc.
EUR	1,500,000	Term Loan, 8.67%, Maturing September 27, 2015	2,091,357
			$8,661,894
Radio and Television — 4.3%
CMP Susquehanna Corp.
	$1,000,000	Term Loan, 0.00%, Maturing May 5, 2011(2)	$960,000
HEI Acquisition, LLC
	1,000,000	Term Loan, 9.36%, Maturing April 13, 2014	995,000
Live Nation Worldwide, Inc.
	997,500	Term Loan, 8.07%, Maturing December 21, 2013	1,002,488
NEP II, Inc.
	150,000	Term Loan, 7.60%, Maturing February 16, 2014	151,055
Tyrol Acquisition 2 SAS
EUR	750,000	Term Loan, 8.34%, Maturing July 19, 2016	1,049,472
Univision Communications, Inc.
	200,000	Term Loan, 7.82%, Maturing March 25, 2009	200,208
	99,664	Term Loan, 7.82%, Maturing September 29, 2014(2)	99,588
	1,550,336	Term Loan, 7.61%, Maturing September 29, 2014	1,549,146
			$6,006,957
Retailers (Except Food and Drug) — 1.3%
Oriental Trading Co., Inc.
	$750,000	Term Loan, 11.36%, Maturing January 31, 2013	$765,000
Savers, Inc.
	454,569	Term Loan, 8.07%, Maturing August 11, 2012	459,114
	516,409	Term Loan, 8.07%, Maturing August 11, 2012	521,573
			$1,745,687
Surface Transport — 1.9%
Ozburn-Hessey Holding Co., LLC
	$991,157	Term Loan, 8.63%, Maturing August 9, 2012	$993,635
Sirva Worldwide, Inc.
	893,619	Term Loan, 11.60%, Maturing December 1, 2010	879,097
Vanguard Car Rental USA
	705,000	Term Loan, 8.35%, Maturing June 14, 2013	711,736
			$2,584,468

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Telecommunications — 5.0%
Asurion Corp.
	$1,000,000	Term Loan, 11.57%, Maturing January 13, 2013	$1,018,750
BCM Luxembourg Ltd.
EUR	1,000,000	Term Loan, 8.28%, Maturing September 30, 2016	1,399,761
Intelsat Bermuda, Ltd.
	250,000	Term Loan, 7.86%, Maturing February 1, 2014	251,205
IPC Acquisition Corp.
	1,000,000	Term Loan, 11.88%, Maturing September 29, 2014	1,016,250
TDC AS (Nordic Telephone Company)
EUR	405,043	Term Loan, 5.88%, Maturing April 10, 2014	558,834
EUR	500,000	Term Loan, 6.13%, Maturing April 10, 2015	692,535
Triton PCS, Inc.
	989,873	Term Loan, 8.57%, Maturing November 18, 2009	998,122
WestCom Corp.
	1,000,000	Term Loan, 12.32%, Maturing May 17, 2011	1,004,375
			$6,939,832
Utilities — 2.9%
AEI Finance Holding, LLC
	$116,022	Term Loan, 8.25%, Maturing March 30, 2012	$116,639
	883,978	Term Loan, 8.35%, Maturing March 30, 2014	888,674
Astoria Generating Co.
	1,000,000	Term Loan, 9.10%, Maturing August 23, 2013	1,012,153
BRSP, LLC
	1,000,000	Term Loan, 8.37%, Maturing July 13, 2009	1,005,000
Electricinvest Holding Co.
EUR	297,885	Term Loan, 7.73%, Maturing December 22, 2012	409,969
GBP	300,000	Term Loan, 9.43%, Maturing December 21, 2012	605,847
			$4,038,282
Total Senior, Floating Rate Interests (identified cost, $170,758,934)			$174,769,152

Corporate Bonds & Notes — 30.4%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.2%
Alion Science and Technologies Corp.
$125	10.25%, 2/1/15(5)	$132,187
Bombardier, Inc., Sr. Notes
65	8.00%, 11/15/14(5)	68,575
Hawker Beechcraft Acquisition Co., Sr. Notes
40	8.50%, 4/1/15(5)	42,300
		$243,062
Automotive — 3.2%
Altra Industrial Motion, Inc.
$1,000	9.00%, 12/1/11	$1,041,250
50	9.00%, 12/1/11(5)	52,062
American Axle & Manufacturing, Inc.
60	7.875%, 3/1/17	60,450
Ford Motor Credit Co.
2,000	6.625%, 6/16/08	1,999,388
Ford Motor Credit Co., Sr. Notes
10	9.875%, 8/10/11	10,658
Goodyear Tire & Rubber Co.
80	9.14%, 12/1/09(5)	81,200
Goodyear Tire & Rubber Co., Sr. Notes
55	8.625%, 12/1/11(5)	59,675
Tenneco Automotive, Inc., Series B
1,000	10.25%, 7/15/13	1,101,250
Titan International, Inc., Sr. Notes
65	8.00%, 1/15/12(5)	67,600
		$4,473,533
Brokers / Dealers / Investment Houses — 0.1%
Residential Capital LLC, Sub. Notes, Variable Rate
$140	7.187%, 4/17/09(5)	$139,417
		$139,417
Building and Development — 0.7%
General Cable Corp., Sr. Notes
$40	7.125%, 4/1/17(5)	$40,800
General Cable Corp., Variable Rate
40	7.725%, 4/1/15(5)	40,600
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
155	8.36%, 6/15/12	157,712

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
Interline Brands, Inc., Sr. Sub. Notes
$50	8.125%, 6/15/14	$52,250
Nortek, Inc., Sr. Sub. Notes
160	8.50%, 9/1/14	158,800
NTK Holdings, Inc., Sr. Disc. Notes
155	10.75%, 3/1/14	117,025
Panolam Industries International, Sr. Sub. Notes
120	10.75%, 10/1/13(5)	129,000
Realogy Corp., Sr. Notes
185	10.50%, 4/15/14(5)	185,694
Realogy Corp., Sr. Sub. Notes
75	12.375%, 4/15/15(5)	75,187
		$957,068
Business Equipment and Services — 2.1%
Aramark Corp., Sr. Notes
$10	8.50%, 2/1/15(5)	$10,512
Aramark Corp., Sr. Notes, Variable Rate
60	8.86%, 2/1/15(5)	61,950
Education Management, LLC, Sr. Sub. Notes
1,110	10.25%, 6/1/16	1,218,225
Hertz Corp., Sr. Sub. Notes
595	8.875%, 1/1/14	644,087
Kar Holdings, Inc., Sr. Notes
55	8.75%, 5/1/14(5)	56,787
55	9.358%, 5/1/14(5)	56,512
Kar Holdings, Inc., Sr. Sub Notes
60	10.00%, 5/1/15(5)	62,475
Lamar Media Corp., Sr. Sub. Notes
20	6.625%, 8/15/15	19,950
Rental Service Corp.
40	9.50%, 12/1/14(5)	42,700
Sabre Holdings Corp.
55	8.35%, 3/15/16	52,297
Travelport LLC, Sr. Notes
220	9.875%, 9/1/14(5)	236,500
West Corp., Sr. Notes
340	9.50%, 10/15/14(5)	361,250
West Corp., Sr. Sub. Notes
40	11.00%, 10/15/16(5)	43,700
		$2,866,945

Principal Amount (000's omitted)	Security	Value
Cable and Satellite Television — 1.9%
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate
$180	9.82%, 4/1/09	$191,700
CCH I Holdings, LLC
145	0.00%, 5/15/14	145,000
CCH I, LLC/CCH I Capital Co.
155	11.00%, 10/1/15	165,462
CCH II, LLC/CCH II Capital Co.
115	10.25%, 9/15/10	122,762
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
700	8.75%, 11/15/13	737,625
CSC Holdings, Inc., Series B
70	8.125%, 8/15/09	73,150
CSC Holdings, Inc., Sr. Notes, Series B
10	8.125%, 7/15/09	10,450
Mediacom Broadband Corp., LLC, Sr. Notes
125	8.50%, 10/15/15(5)	130,625
National Cable, PLC
1,070	8.75%, 4/15/14	1,128,850
		$2,705,624
Chemicals and Plastics — 0.4%
Equistar Chemical, Sr. Notes
$40	10.625%, 5/1/11	$42,400
INEOS Group Holdings PLC
175	8.50%, 2/15/16(5)	170,187
MacDermid, Inc., Sr. Sub. Notes
55	9.50%, 4/15/17(5)	57,337
Mosaic Co., Sr. Notes
55	7.375%, 12/1/14(5)	57,475
55	7.625%, 12/1/16(5)	58,987
Reichhold Industries, Inc., Sr. Notes
190	9.00%, 8/15/14(5)	198,787
		$585,173
Clothing / Textiles — 1.1%
Hanesbrands, Inc., Sr. Notes, Variable Rate
$170	8.735%, 12/15/14(5)	$175,525
Levi Strauss & Co., Sr. Notes
70	9.75%, 1/15/15	77,175
220	8.875%, 4/1/16	237,325
Oxford Industries, Inc., Sr. Notes
1,000	8.875%, 6/1/11	1,042,500

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles (continued)
Perry Ellis International, Inc., Sr. Sub. Notes
$15	8.875%, 9/15/13	$15,600
		$1,548,125
Conglomerates — 0.2%
ESCO Corp., Sr. Notes
$65	8.625%, 12/15/13(5)	$68,900
Mueller Holdings, Inc., Disc. Notes (0.00% until 4/15/09)
5	14.75%, 4/15/14	4,700
RBS Global & Rexnord Corp.
75	9.50%, 8/1/14	80,625
70	11.75%, 8/1/16	78,050
		$232,275
Containers and Glass Products — 1.1%
Berry Plastics Holding Corp.
$190	8.875%, 9/15/14	$196,650
Berry Plastics Holding Corp., Variable Rate
60	9.23%, 9/15/14	61,650
Intertape Polymer US, Inc., Sr. Sub. Notes
20	8.50%, 8/1/14	18,073
Pliant Corp. (PIK)
1,165	11.85%, 6/15/09(3)	1,278,798
		$1,555,171
Cosmetics / Toiletries — 0.1%
Amscan Holdings, Inc., Sr. Sub. Notes
$125	8.75%, 5/1/14	$126,562
		$126,562
Ecological Services and Equipment — 0.0%
Waste Services, Inc., Sr. Sub. Notes
$25	9.50%, 4/15/14	$26,500
		$26,500
Electronics / Electrical — 0.1%
Avago Technologies Finance
$30	11.875%, 12/1/15	$34,425
Avago Technologies Finance, Variable Rate
65	10.125%, 12/1/13	71,337
NXP BV/NXP Funding, LLC, Sr. Notes
70	9.50%, 10/15/15(5)	73,850

Principal Amount (000's omitted)	Security	Value
Electronics / Electrical (continued)
Open Solutions, Inc., Sr. Sub. Notes
$25	9.75%, 2/1/15(5)	$25,937
		$205,549
Financial Intermediaries — 1.3%
General Motors Acceptance Corp.
$140	8.00%, 11/1/31	$150,685
GMAC LLC
1,000	6.125%, 1/22/08	998,721
Sonata Securities S.A., Series 2006-5
158	8.863%, 6/27/07	159,854
Sonata Securities S.A., Series 2006-6
441	8.864%, 6/27/07	445,164
		$1,754,424
Food Products — 0.8%
Dole Foods Co.
$25	7.25%, 6/15/10	$24,656
Nutro Products, Inc., Sr. Notes, Variable Rate
1,000	9.37%, 10/15/13(5)	1,027,500
Pinnacle Foods Finance, LLC, Sr. Notes
20	9.25%, 4/1/15(5)	20,100
Pinnacle Foods Finance, LLC, Sr. Sub. Notes
65	10.625%, 4/1/17(5)	65,487
		$1,137,743
Food Service — 0.9%
El Pollo Loco, Inc.
$55	11.75%, 11/15/13	$60,087
NPC International, Inc., Sr. Sub. Notes
1,070	9.50%, 5/1/14	1,128,850
Sbarro, Inc., Sr. Notes
40	10.375%, 2/1/15(5)	42,100
		$1,231,037
Food / Drug Retailers — 0.4%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
$155	9.796%, 3/15/14(5)	$152,481
General Nutrition Center, Sr. Sub. Notes
155	10.75%, 3/15/15(5)	155,775
Rite Aid Corp.
200	6.125%, 12/15/08(5)	199,750
50	8.125%, 5/1/10	51,875
		$559,881

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Forest Products — 0.1%
Abitibi-Consolidated, Inc.
$75	8.55%, 8/1/10	$76,875
Jefferson Smurfit Corp.
30	7.50%, 6/1/13	29,888
NewPage Corp.
75	10.00%, 5/1/12	83,250
		$190,013
Healthcare — 2.6%
Advanced Medical Optics
$35	7.50%, 5/1/17(5)	$36,225
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
15	10.00%, 2/15/15	16,575
CDRV Investors, Inc.
115	9.86%, 12/1/11(5)	116,150
HCA, Inc.
140	8.75%, 9/1/10	148,575
70	7.875%, 2/1/11	72,189
305	9.25%, 11/15/16(5)	333,213
Inverness Medical Innovations, Inc., Sr. Sub. Notes
40	8.75%, 2/15/12	41,900
MultiPlan, Inc., Sr. Sub. Notes
1,035	10.375%, 4/15/16(5)	1,110,038
National Mentor Holdings, Inc., Sr. Sub. Notes
85	11.25%, 7/1/14	93,925
Sun Healthcare Group, Inc., Sr. Sub. Notes
40	9.125%, 4/15/15(5)	41,800
Triad Hospitals, Inc., Sr. Notes
155	7.00%, 5/15/12	161,975
US Oncology, Inc.
335	10.75%, 8/15/14	376,038
Vanguard Health Holdings Co., LLC, (0.00% until 2009)
45	11.25%, 10/1/15	37,800
VWR International, Inc., Sr. Sub. Notes
1,000	8.00%, 4/15/14	1,065,000
		$3,651,403
Industrial Equipment — 0.1%
ESCO Corp., Sr. Notes, Variable Rate
$65	9.23%, 12/15/13(5)	$67,600
		$67,600

Principal Amount (000's omitted)	Security	Value
Insurance — 0.1%
U.S.I. Holdings Corp.
$30	9.75%, 5/15/15(5)	$30,750
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
55	9.23%, 11/15/14(5)	55,550
		$86,300
Leisure Goods / Activities / Movies — 1.4%
Marquee Holdings, Inc., Sr. Disc. Notes, (0.00% until 2009)
$2,085	12.00%, 8/15/14	$1,850,438
Universal City Florida Holdings, Sr. Notes, Variable Rate
70	10.11%, 5/1/10	72,188
		$1,922,626
Lodging and Casinos — 2.5%
Buffalo Thunder Development Authority
$165	9.375%, 12/15/14(5)	$170,363
CCM Merger, Inc.
45	8.00%, 8/1/13(5)	45,788
Host Hotels & Resorts L.P., Sr. Notes
95	6.875%, 11/1/14	97,731
Inn of the Mountain Gods, Sr. Notes
45	12.00%, 11/15/10	49,219
Las Vegas Sands Corp.
70	6.375%, 2/15/15	68,513
Majestic Star Casino, LLC
35	9.50%, 10/15/10	37,013
Pokagon Gaming Authority, Sr. Notes
60	10.375%, 6/15/14(5)	67,500
Seminole Hard Rock Entertainment, Variable Rate
90	7.848%, 3/15/14(5)	92,700
Station Casinos, Inc.
30	7.75%, 8/15/16	31,350
Station Casinos, Inc., Sr. Notes
50	6.00%, 4/1/12	49,250
Trump Entertainment Resorts, Inc.
2,190	8.50%, 6/1/15	2,214,638
Tunica-Biloxi Gaming Authority, Sr. Notes
160	9.00%, 11/15/15(5)	170,800
Turning Stone Resort Casinos, Sr. Notes
40	9.125%, 9/15/14(5)	41,000
Waterford Gaming, LLC, Sr. Notes
295	8.625%, 9/15/12(5)	313,438
		$3,449,303

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Nonferrous Metals / Minerals — 0.5%
Aleris International, Inc., Sr. Notes
$95	9.00%, 12/15/14(5)	$101,294
Aleris International, Inc., Sr. Sub. Notes
210	10.00%, 12/15/16(5)	220,237
FMG Finance PTY, Ltd., Variable Rate
90	9.36%, 9/1/11(5)	95,175
225	10.625%, 9/1/16(5)	264,375
Novelis, Inc.
15	7.25%, 2/15/15	15,881
		$696,962
Oil and Gas — 3.6%
Allis-Chalmers Energy, Inc.
$40	8.50%, 3/1/17	$40,400
Allis-Chalmers Energy, Inc., Sr. Notes
1,090	9.00%, 1/15/14	1,128,150
Chaparral Energy, Inc., Sr. Notes
115	8.875%, 2/1/17(5)	118,450
Cimarex Energy Co., Sr. Notes
55	7.125%, 5/1/17	55,825
Compton Pet Finance Corp.
90	7.625%, 12/1/13	89,775
Denbury Resources, Inc., Sr. Sub. Notes
25	7.50%, 12/15/15	25,563
Energy Partners, Ltd., Sr. Notes
40	9.75%, 4/15/14(5)	40,900
Ocean Rig Norway AS, Sr. Notes
70	8.375%, 7/1/13(5)	74,550
OPTI Canada, Inc.
155	8.25%, 12/15/14(5)	164,688
Petrohawk Energy Corp., Sr. Notes
1,320	9.125%, 7/15/13	1,420,650
Petroplus Finance, Ltd.
95	6.75%, 5/1/14(5)	95,950
75	7.00%, 5/1/17(5)	76,031
Plains Exploration & Production Co.
115	7.00%, 3/15/17	115,719
Quicksilver Resources, Inc.
115	7.125%, 4/1/16	115,000
SemGroup L.P., Sr. Notes
145	8.75%, 11/15/15(5)	150,438
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	30,600
Stewart & Stevenson, LLC, Sr. Notes
145	10.00%, 7/15/14(5)	153,338

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
United Refining Co., Sr. Notes
$1,040	10.50%, 8/15/12	$1,094,600
		$4,990,627
Publishing — 0.4%
Clarke American Corp., Sr. Notes
$45	9.50%, 5/15/15(5)	$45,506
Clarke American Corp., Sr. Notes, Variable Rate
75	10.105%, 5/15/15(5)	75,187
Idearc, Inc., Sr. Notes
115	8.00%, 11/15/16(5)	120,463
MediMedia USA, Inc., Sr. Sub Notes
45	11.375%, 11/15/14(5)	48,150
Reader's Digest Association, Sr. Sub. Notes
270	9.00%, 2/15/17(5)	265,950
		$555,256
Radio and Television — 1.6%
Advanstar Communications, Inc.
$2,010	10.75%, 8/15/10	$2,190,900
Sirius Satellite Radio, Sr. Notes
20	9.625%, 8/1/13	20,100
		$2,211,000
Rail Industries — 0.1%
American Railcar Industry
$80	7.50%, 3/1/14(5)	$83,300
Kansas City Southern Railway Co.
35	9.50%, 10/1/08	36,794
		$120,094
Retailers (Except Food and Drug) — 1.4%
Bon-Ton Department Stores, Inc.
$120	10.25%, 3/15/14	$130,500
GameStop Corp.
135	8.00%, 10/1/12	144,619
Michaels Stores, Inc., Sr. Notes
155	10.00%, 11/1/14(5)	169,919
Michaels Stores, Inc., Sr. Sub. Notes
60	11.375%, 11/1/16(5)	66,300
Neiman Marcus Group, Inc.
1,000	9.00%, 10/15/15	1,107,500
125	10.375%, 10/15/15	141,094

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Retailers (Except Food and Drug) (continued)
Sally Holdings, LLC, Sr. Notes
$30	9.25%, 11/15/14(5)	$31,350
Toys "R" Us
100	7.375%, 10/15/18	88,500
		$1,879,782
Steel — 0.0%
AK Steel Corp.
$35	7.875%, 2/15/09	$35,175
RathGibson, Inc.
10	11.25%, 2/15/14	10,650
		$45,825
Telecommunications — 1.2%
Digicel, Ltd., Sr. Notes
$40	9.25%, 9/1/12(5)	$42,700
Intelsat Bermuda, Ltd.
120	9.25%, 6/15/16	132,600
Intelsat Ltd., Sr. Notes
1,050	5.25%, 11/1/08	1,035,563
iPCS, Inc., Variable Rate
50	7.48%, 5/1/13(5)	50,500
Level 3 Financing, Inc., Sr. Notes
100	9.25%, 11/1/14(5)	104,375
95	8.75%, 2/15/17(5)	97,138
Qwest Capital Funding, Inc.
40	7.00%, 8/3/09	40,850
Qwest Communications International, Inc., Sr. Notes
25	7.50%, 11/1/08	25,406
Windstream Corp., Sr. Notes
95	8.125%, 8/1/13	103,550
30	8.625%, 8/1/16	33,075
		$1,665,757
Utilities — 0.2%
NRG Energy, Inc.
$50	7.25%, 2/1/14	$51,875
165	7.375%, 1/15/17	171,394
NRG Energy, Inc., Sr. Notes
15	7.375%, 2/1/16	15,619

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
Reliant Energy, Inc.
$85	9.25%, 7/15/10	$89,569
		$328,457
Total Corporate Bonds & Notes (identified cost $40,579,825)		$42,209,094
Common Stocks — 0.1%
Shares	Security	Value
4,398	Time Warner Cable, Inc., Class A(4)	$161,934
Total Common Stocks (identified cost, $299,250)		$161,934
Miscellaneous — 0.1%
290,298	Adelphia Recovery Trust(4)	$27,927
300,000	Adelphia, Inc. Escrow Certificate(4)	123,000
		$150,927
Total Miscellaneous (identified cost $0)		$150,927
Gross Investments — 156.3% (identified cost $211,638,009)		$217,291,107
Less Unfunded Loan Commitments — (1.4)%		$(1,996,738)
Net Investments — 154.9% (identified cost $209,641,271)		$215,294,369
Other Assets, Less Liabilities — 3.6%		$5,008,610
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (58.5)%		$(81,297,580)
Net Assets Applicable to Common Shares — 100.0%		$139,005,399

EUR - Euro

GBP - British Pound

PIK - Payment-In-Kind.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

(1)  Senior floating-rate loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1G for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Non-income producing security.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate value of the securities is $10,176,665 or 7.3% of the net assets.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Investments, at value (identified cost, $209,641,271)	$215,294,369
Cash	4,264,228
Foreign currency, at value (identified cost, $26,244)	26,336
Receivable for investments sold	131,713
Receivable from the transfer agent	245,185
Interest receivable	2,722,233
Interest rate floors, at value	240,076
Interest receivable from affiliated investment	1,434
Prepaid expenses	39,395
Total assets	$222,964,969
Liabilities
Demand note payable	$1,700,000
Payable for investments purchased	535,217
Payable for open forward foreign currency contracts	169,056
Payable to affiliate for investment advisory fees	99,501
Payable to affiliate for Trustees' fees	729
Accrued expenses	157,487
Total liabilities	$2,661,990
Auction preferred shares (3,250 shares outstanding) at liquidation value plus cumulative unpaid dividends	$81,297,580
Net assets applicable to common shares	$139,005,399
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 7,171,659 shares issued and outstanding	$71,717
Additional paid-in capital	132,759,475
Accumulated net realized loss (computed on the basis of identified cost)	(449,336)
Accumulated undistributed net investment income	1,146,854
Net unrealized appreciation (computed on the basis of identified cost)	5,476,689
Net assets applicable to common shares	$139,005,399
Net Asset Value Per Common Share
($139,005,399 ÷ 7,171,659 shares of beneficial interest outstanding)	$19.38

Statement of Operations

For the Period Ended
April 30, 2007(1)

Investment Income
Interest	$16,238,478
Dividends	52,453
Interest income allocated from affiliated investment	10,059
Expenses allocated from affiliated investment	(956)
Total investment income	$16,300,034
Expenses
Investment adviser fee	$1,394,022
Trustees' fees and expenses	5,103
Interest expense	191,755
Preferred shares remarketing agent fee	146,362
Legal and accounting services	111,461
Custodian fee	95,417
Transfer and dividend disbursing agent fees	55,064
Printing and postage	54,507
Organization expenses	15,500
Miscellaneous	60,884
Total expenses	$2,130,075
Deduct — Reduction of custodian fee	$86
Reduction of investment adviser fee	372,626
Expense reimbursement	15,500
Total expense reductions	$388,212
Net expenses	$1,741,863
Net investment income	$14,558,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$108,508
Foreign currency and forward foreign currency exchange contract transactions	(2,369,552)
Net realized loss	$(2,261,044)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,653,098
Interest rate floors	(42,894)
Foreign currency and forward foreign currency exchange contracts	(133,515)
Net change in unrealized appreciation (depreciation)	$5,476,689
Net realized and unrealized gain	$3,215,645
Distributions to preferred shareholders from net investment income	(3,077,133)
Net increase in net assets from operations	$14,696,683

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended April 30, 2007(1)
From operations — Net investment income	$14,558,171
Net realized loss from investment transactions, foreign currency and forward foreign currency exchange contract transactions	(2,261,044)
Net change in unrealized appreciation (depreciation) from investments, interest rate floors, foreign currency and forward foreign currency exchange contracts	5,476,689
Distributions to preferred shareholders — From net investment income	(3,077,133)
Net increase in net assets from operations	$14,696,683
Distributions to common shareholders — From net investment income	$(11,324,204)
Total distributions to common shareholders	$(11,324,204)
Capital share transactions — Proceeds from sale of common shares(2)	$133,700,000
Reinvestment of distributions to common shareholders	3,195,840
Offering costs and preferred shares underwriting discounts	(1,362,920)
Total increase in net assets from capital share transactions	$135,532,920
Net increase in net assets	$138,905,399
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$139,005,399
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$1,146,854

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

(2)  Proceeds from sales of shares net of sales load paid of $6,300,000.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated

Period Ended April 30, 2007(1)(2)
Net asset value — Beginning of period	$19.100 (3)
Income (loss) from operations
Net investment income	$2.057
Net realized and unrealized gain	0.449
Distributions to preferred shareholders from net investment income	(0.435)
Total income from operations	$2.071
Less distributions to common shareholders
From net investment income	$(1.598)
Total distributions to common shareholders	$(1.598)
Preferred and Common shares offering costs charged to paid-in capital	$(0.078)
Preferred Shares underwriting discounts	$(0.115)
Net asset value — End of period (Common shares)	$19.380
Market value — End of period (Common shares)	$20.920
Total Investment Return on Net Asset Value(4)	10.23%
Total Investment Return on Market Value(4)	18.99%

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated

	Period Ended April 30, 2007(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of period (000's omitted)	$139,005
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses before custodian fee reduction(5)	1.40	%(6)
Net expenses after custodian fee reduction(5)	1.40	%(6)
Interest expense(5)	0.15	%(6)
Net investment income(5)	11.72	%(6)
Portfolio Turnover	68%

†  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common and preferred shares):
Net expenses before custodian fee reduction(5)	0.88	%(6)
Expenses after custodian fee reduction(5)	0.88	%(6)
Interest expense(5)	0.10	%(6)
Net investment income(5)	7.32	%(6)
Senior Securities:
Total preferred shares outstanding	3,250
Asset coverage per preferred share(7)	$67,786
Involuntary liquidation preference per preferred share(8)	$25,000
Approximate market value per preferred share(8)	$25,000

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

(2)  Net investment income per share was computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)  Annualized.

(7)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Credit Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 5, 2005. The Fund's primary investment objective is to provide a high level of current income. The Fund, as a secondary objective, also seeks capital appreciation. The Fund pursues its objectives primarily by investing opportunistically in various credit-related investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments include interests in senior floating-rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Credit Opportunities Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Credit Opportunities Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short term obligations which mature in sixty days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Marketable securities listed on the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

The Fund may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At April 30, 2007, the Fund had a net capital loss of $164,791 attributable to security transactions incurred after October 31, 2006. This capital loss is treated as arising on the first day of the Fund's taxable year ending April 30, 2008.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F  When Issued and Delayed Delivery Transactions — The Fund may engage in when-issued and delayed delivery transactions. The Fund records when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

J  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

L  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

M  Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Under such an agreement, the Fund temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed-upon price and time in the future. The Fund may enter into reverse repurchase agreements for temporary purposes, such as to Fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Fund under reverse repurchase agreements is accrued daily.

N  Total Return Swaps — The Fund may enter into swap agreements to hedge against fluctuations in

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a total return swap, the Fund makes monthly payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Credit Default Swaps — The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

P  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Fund makes bi-annual payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non- performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

Q  Interest Rate Floors — The Fund may enter into interest rate floors to enhance return or to hedge against fluctuations in interest rates. Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party agrees to make payments to the extent that interest rates fall below a specified rate or "floor". Transaction fees paid by the Fund are recognized as assets and amortized over the life of the interest rate floor. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

R  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

S  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

T  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

  2  Auction Preferred Shares

The Fund issued 3,250 shares of Series A Auction Preferred Shares (APS) on August 11, 2006 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and generally have been reset every 7 days thereafter by an auction unless a special dividend period has been set. Prior to August 25, 2006, an initial dividend period of 14 days was in effect for the APS shares. Dividend rates ranged from 4.95% to 5.35% during the period from the date of issuance, August 11, 2006, to April 30, 2007.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on April 30, 2007 was 5.27%. For the period from the date of issuance, August 11, 2006, to April 30, 2007, the Fund paid dividends to Auction Preferred shareholders amounting to $3,077,133, representing an average APS dividend rate for such period of 5.256%.

The Fund distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the period ended April 30, 2007 was as follows:

Distributions declared from:
Ordinary income	$14,401,337

During the year ended April 30, 2007, accumulated undistributed net investment income was increased by $990,020, accumulated net realized loss was decreased by $1,811,708 and paid-in capital was decreased by $2,801,728 due to differences between book and tax accounting for investment transactions. This change had no effect on net assets or the net asset value per share.

As of April 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$1,137,915
Unrealized appreciation	$5,201,083
Other temporary differences	$(164,791)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for mixed straddle amounts and futures, and the timing of recognizing distributions to shareholders.

  4  Investment Adviser Fee and Other Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund. EVM currently receives no compensation for providing administrative services to the Fund. The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

0.75% annually of average daily gross assets of the Fund. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the period from the start of business, May 30, 2006, to April 30, 2007, the Fund's advisory fee totaled $1,394,955 of which $933 was allocated from Cash Management and $1,394,022 was paid or accrued directly by the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Fund for the first five full years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, the Investment Adviser waived $372,626 of its advisory fee for the period from the start of business, May 30, 2006, to April 30, 2007. In addition, the Adviser has agreed to reimburse the Fund for all organizational costs of $15,500.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $336,406,896 and $124,574,727, respectively, for the period from the start of business, May 30, 2006, to April 30, 2007.

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at April 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$209,916,877
Gross unrealized appreciation	$5,884,446
Gross unrealized depreciation	(506,954)
Net unrealized appreciation	$5,377,492

The net unrealized depreciation on swaps, foreign currency and foreign currency exchange contracts at April 30, 2007 was $176,409.

  7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended April 30, 2007(1)
Sales	7,005,000
Issued to shareholders electing to receive payments of distributions in Fund shares	166,659
Net increase	7,171,659

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

  8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit with a group of banks. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At April 30, 2007, the Fund had a balance outstanding pursuant to this line of credit of $1,700,000. The average daily loan balance for the period ended April 30, 2007 was $3,561,731 and the average interest rate was 5.87%.

  9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In exchange for	Net Unrealized Depreciation
5/31/07	Euro 23,073,407	United States Dollar 31,417,554	$(107,411)
5/31/07	British Pound 6,712,140	United States Dollar 13,359,858	(61,645)
			$(169,056)

Interest Rate Floors
Notional Amount		Expiration Date	Description	Net Unrealized Depreciation
10,000,000	USD	3/21/2008	Agreement with Lehman Brothers Special Financing, Inc. dated 3/21/2007 whereby the Fund paid $7,500 to enter into an interest rate floor contract. In exchange for that payment, Lehman Brothers Special Financing, Inc. will pay the Fund, on a quarterly basis, the difference between the 3-month USD LIBOR and a fixed rate of 4.75% on the notional amount if the USD LIBOR falls below the fixed rate.	$(3,993)
10,000,000	USD	3/21/2009	Agreement with Lehman Brothers Special Financing, Inc. dated 3/21/2007 whereby the Fund paid $47,750 to enter into an interest rate floor contract. In exchange for that payment, Lehman Brothers Special Financing, Inc. will pay the Fund, on a quarterly basis, the difference between the 3-month USD LIBOR and a fixed rate of 4.75% on the notional amount if the USD LIBOR falls below the fixed rate.	$(6,831)
10,000,000	USD	3/21/2010	Agreement with Lehman Brothers Special Financing, Inc. dated 3/21/2007 whereby the Fund paid $53,500 to enter into an interest rate floor contract. In exchange for that payment, Lehman Brothers Special Financing, Inc. will pay the Fund, on a quarterly basis, the difference between the 3-month USD LIBOR and a fixed rate of 4.25% on the notional amount if the USD LIBOR falls below the fixed rate.	$(7,560)
10,000,000	USD	3/21/2011	Agreement with Lehman Brothers Special Financing, Inc. dated 3/21/2007 whereby the Fund paid $86,750 to enter into an interest rate floor contract. In exchange for that payment, Lehman Brothers Special Financing, Inc. will pay the Fund, on a quarterly basis, the difference between the 3-month USD LIBOR and a fixed rate of 4.25% on the notional amount if the USD LIBOR falls below the fixed rate.	$(11,023)
10,000,000	USD	3/21/2012	Agreement with Lehman Brothers Special Financing, Inc. dated 3/21/2007 whereby the Fund paid $96,750 to enter into an interest rate floor contract. In exchange for that payment, Lehman Brothers Special Financing, Inc. will pay the Fund, on a quarterly basis, the difference between the 3-month USD LIBOR and a fixed rate of 4.00% on the notional amount if the USD LIBOR falls below the fixed rate.	$(13,487)
				$(42,894)

At April 30, 2007, the Fund had sufficient cash and/or securities segregated to cover potential obligations under these contracts.

Eaton Vance Credit Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

  12  Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 23, 2007. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, James B. Hawkes and Samuel L. Hayes, III as Class I Trustees of the Fund for a three-year term expiring in 2010. Mr. Hayes was designated the Nominee to be elected solely by APS shareholders.

	Number of Shares
Nominee for Trustee For	Withheld	Elected by All Shareholders
Benjamin C. Esty	4,875,397	104,020
James B. Hawkes	4,877,097	102,320
	Number of Shares
Nominee for Trustee For	Withheld	Elected by APS Shareholders
Samuel L. Hayes, III	2,807	10

Eaton Vance Credit Opportunities Fund as of April 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Credit Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Credit Opportunities Fund (the "Fund"), as of April 30, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, May 30, 2006, to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of April 30, 2007, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Credit Opportunities Fund as of April 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period from the start of business, May 30, 2006, to April 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 15, 2007

Eaton Vance Credit Opportunities Fund as of April 30, 2007

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Credit Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Credit Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Credit Opportunities Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2007, our records indicate that there are 7 registered shareholders and approximately 4,522 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOE.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Credit Opportunities Fund (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Fund, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

inception (May 2006) through September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the period from inception through September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Credit Opportunities Fund

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Credit Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustees

Thomas E. Faust Jr. 5/31/58	Trustee and Vice President	Until 2009. 3 years. Trustee since 2007	President of Eaton Vance Corp., ("EVC"), Boston Management and Research ("BMR"), Eaton Vance Management ("EVM" or "Eaton Vance") and Eaton Vance, Inc. ("EV"), and Director of EVC and EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or officer of 164 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVC, BMR, EVD, EVM and EV, which are affiliates of the Fund.	164	Director of EVC

James B. Hawkes 11/19/41	Trustee and Vice President	Until 2010. 3 years. Trustee since 2005	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 172 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	172	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2010. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	172	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive officer of Assurant, Inc. (insurance provider) (1978-2000).	169	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Until 2010. 3 years. Trustee and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	172	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	172	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2005	Professor of Law, Georgetown University Law Center.	172	None

Eaton Vance Credit Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer(A) 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	172	None

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 3 years. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); President and Contributing Editor, Worth Magazine (2004); Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	169	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 2005	Professor of Law, University of California at Los Angeles School of Law.	172	None

Ralph F. Verni 1/26/43	Trustee	Until 2009. 3 years. Trustee since 2005	Consultant and private investor.	172	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 11/30/59	President	Since 2005	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Andrew Sveen 4/21/68	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 172 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2005	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 172 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 172 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 2, 2007.

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Credit Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Credit Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

2613-6/07  CE-COFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal period from inception on May 31, 2006 to April 30, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during this period.

Fiscal Period Ended	4/30/2007

Audit Fees	$65,750

Audit-Related Fees(1)	$4,000

Tax Fees(2)	$13,000

All Other Fees(3)	$0

Total	$82,750

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The

Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal period from inception on May 31, 2006 to April 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time period.

Fiscal Period Ended	4/30/2007

Registrant	$17,000

Eaton Vance(1)	$58,500

Total	$75,500

(1)                      Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer

(Chair), Samuel L. Hayes, III, William H. Park, Heidi L. Steiger, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Swaffield, and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Non-Investment Grade Bond Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$16,698.3	0	$0
Other Pooled Investment Vehicles	8	$5,869.2	7	$3,292.3
Other Accounts	2	$1,021.6	0	$0

Payson F. Swaffield
Registered Investment Companies	13	$16,698.3	0	$0
Other Pooled Investment Vehicles	8	$5,869.2	7	$3,292.3
Other Accounts	2	$1,021.6	0	$0

Michael W. Weilheimer
Registered Investment Companies	7	$7,856.1	0	$0
Other Pooled Investment Vehicles	12	$1,056.3	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None
Michael W. Weilheimer	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Credit Opportunities Fund

By:	/s/Scott H. Page
Scott H. Page
President

Date:	June 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 11, 2007

By:	/s/Scott H. Page
Scott H. Page
President

Date:	June 11, 2007